POWERSOFT TECHNOLOGIES INC. ANNUAL MEETING
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

--------------------------------------------------------------------------------
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           POWERSOFT TECHNOLOGIES INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which the transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid: $967.60
[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:
              (2)  Form, Schedule or Registration Statement No.:
              (3)  Filing Party:
              (4)  Date Filed:
--------------------------------------------------------------------------------

                           POWERSOFT TECHNOLOGIES INC.
                       650 West Georgia Street, Suite 1600
                                 P. O. Box 11586
                         Vancouver, B.C., Canada V6B4N8


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on October 30, 1999



     NOTICE IS  HEREBY  GIVEN  that the  Annual  Meeting  of  Stockholders  (the
"Meeting")  of  Powersoft   Technologies  Inc.,  a  Delaware   corporation  (the
"Company"),    will    be    held    in   the    ______________________________,
__________________, _______________________________,  ______________________, on
October 30, 1999, at _____ a.m. ________ Time, for the purpose of considering and voting upon proposals to:

     (1) elect two directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualify;

     (2) reincorporate the Company by changing the state of incorporation from Delaware to Colorado by the adoption of a Plan and Agreement of Merger pursuant to which the Company will effectuate a 30 to 1 reverse split of its common stock and will be merged with and into Asia SuperNet Corporation, a Colorado corporation, which is a wholly owned subsidiary of the Company formed specifically for the purpose of the reincorporation and which shall be the surviving corporation;

     (3) approve an agreement between the Company and SAR Trading Limited ("SAR"), a company wholly owned by Fai H. Chan, an officer, director and majority stockholder of the Company, whereby the Company agreed to sell and SAR agreed to purchase all of the operating subsidiaries of the Company in consideration for which the Company agreed to issue SAR $3,472,272 of convertible debt; and

     (4) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     Only stockholders of record at the close of business on _______, 1999, are entitled to notice of and to vote at the Meeting and at any adjournment thereof.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All stockholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.



                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           ROBERT H. TRAPP, SECRETARY

Vancouver, B.C., Canada
________, 1999

                           POWERSOFT TECHNOLOGIES INC.
                       650 West Georgia Street, Suite 1600
                                 P. O. Box 11586
                         Vancouver, B.C., Canada V6B4N8
                                  604-685-3398

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 30, 1999


     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Powersoft
Technologies Inc. (the "Company") to be used at the Annual Meeting of Stockholders (the "Meeting") to be held in the -----------------, ---------------, ----------------------, -----------, ----------, on October 30,
1999, at _____ a.m. ________ Time, and at any adjournment(s) thereof.

     This Proxy Statement and the accompanying Proxy will be mailed to the Company's stockholders on or about ___________, 1999.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count. If not revoked, the Proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy by the Stockholder, or, if no instructions are indicated, will be voted FOR the slate of directors described therein; FOR reincorporating the Company by changing the state of incorporation from Delaware to Colorado by the adoption of a Plan and Agreement of Merger pursuant to which the Company will effectuate a 30 to 1 reverse split of its common stock and will be merged with and into Asia SuperNet Corporation, a Colorado corporation, which is a wholly owned subsidiary of the Company formed specifically for the purpose of the reincorporation and which shall be the surviving corporation; and FOR approving an agreement between the Company and SAR Trading Limited ("SAR"), a company wholly owned by Fai H. Chan, an officer, director and shareholder of the Company, whereby the Company agreed to sell and SAR agreed to purchase all of the operating subsidiaries of the Company in consideration for which the Company agreed to issue SAR $3,472,722 of convertible debt.


                                VOTING SECURITIES

     Voting rights are vested exclusively in the holders of the Company's $0.01 par value Common Stock ("Common Stock") with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only stockholders of record at the close of business on _________, 1999, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On _________, 1999, the Company had ______________ shares of Common Stock outstanding.

                                   THE COMPANY

     The Company was originally organized in California on March 24, 1958 as Time Saver Markets, Inc. From 1958 to 1994, the Company effected numerous name changes and engaged in businesses other than those it presently operates. In August 1994, the Company changed its corporate domicile to Delaware. In November 1994, the Company, then known as Alpine International Corp., changed its name to Heng Fai China Industries, Inc. On March 31, 1998, the Company changed its name to Powersoft Technologies Inc. The Company has signed an agreement ("SAR Agreement"), to sell most of its subsidiaries, and as a result, all of its operations to SAR Trading Limited, ("SAR"), a company wholly owned by Fai H. Chan, an officer, director and majority stockholder of the Company. Upon stockholder approval of the SAR Agreement, the Company intends to focus its operations on the acquisition of companies operating in the fields of computer technology, Internet and telecommunications to be implemented in Asian markets.

As of June 30, 1999, the Company's investments and subsidiaries were as follows:


Name                               % Owned         State/Foreign
                                                   Incorporation
-----------------------            -------         -------------

Vancouver Hong Kong                 100%(2)        Canada
   Properties Ltd.


America & China Business            100%           Canada
   and Development Inc.


Heng Fai Management Inc.            100%(2)        British Virgin Islands

Heng Fai China & Asia               100%(2)        Hong Kong
   Industries Limited


Cangzhou Min You                    19%(1)         People's Republic of
   Cement Co., Ltd.                                China

Heng Fai China                      100%(2)        Hong Kong
   Industries Limited


Worldwide Container                 100%(2)        Hong Kong
   Company Limited


Greatly Hong Kong Limited           100%(2)        Hong Kong

Heng Fai China Industries           100%(2)        Hong Kong
   Acquisition Limited

     (1) As of July 24, 1998, the Company divested 81% of its interest in Cangzhou Min You Cement Co., Ltd.

     (2) On January 18, 1999, the Company entered into an agreement with SAR Trading Limited ("SAR") wherein SAR agreed to buy and the Company agreed to sell all of its interests in these subsidiaries for approximately $4,838,000 in the form of the assumption of certain liabilities. In consideration of the assumption of liabilities, the Company agreed to issue two notes payable to SAR in the amounts of $1,000,000 and $3,838,000. The $1,000,000 note is immediately convertible into 20,000,000 common shares of the Company. The $3,838,000 note can be converted into shares of common stock of the Company, in minimum increments of $250,000 each, at the average 15 day trading price at the option of the Company by giving seven trading days notice in writing to SAR. On June 18, 1999, the Company agreed to offset the amounts due from related parties resulting from the sale, of $1,365,278 with the $3,838,000 note payable, resulting in an amendment to the original promissory notes. The note payable for $3,838,000 was effectively reduced to $2,472,722. The agreement with SAR is subject to the approval of the Company's stockholders.

Agreement with CyberConstruction Company, Inc.

     On February 12, 1999, the Company entered into a Technology License and Services Agreement (the "Agreement") with CyberConstruction Company, Inc. ("Cyber"). Cyber has developed and continues to develop certain software applications, methods, operating procedures, Internet infrastructure design and Internet site template development (collectively the "Technology"). The Agreement grants a nontransferable license to the Company to use and execute the Technology, along with related services, for the Company's customers. The Company agreed to grant and transfer to Cyber, as a consideration of the license and related services, certain of its preferred stock equal in value to $10 million, as part of an issuance of up to $50 million worth of its preferred stock. The Company has agreed that upon the sooner of (i) the licensing or acquisition of technologies or companies utilizing the $50 million proceeds from the sale of preferred stock; or (ii) February 13, 2001, the Company will endeavor to meet the listing requirements of Nasdaq for registration of the preferred stock. The transaction contemplated by the agreement has not yet been consummated and consequently, has not yet been recorded.

Historical Information

     In 1994, the Company acquired Vancouver Hong Kong Properties Ltd., a Canadian corporation ("Vancouver Hong Kong"), which owns an apartment building in North Vancouver, British Columbia ("Apartment Building").

     In January 1995, the Company acquired a wholly-owned subsidiary, Heng Fai China & Asia Industries Limited ("Asia"), a company incorporated in Hong Kong, along with Asia's wholly-owned subsidiary, Heng Fai China Industries Limited ("China"). China is incorporated in Hong Kong and owned an option to acquire, through its wholly owned subsidiary, Cangzhou Min You Cement Co., Ltd., a foreign-owned enterprise registered in the People's Republic of China ("PRC") ("Min You"), direct or joint venture operating lease interests in the following three cement factories in the Hebei province of PRC: (i) the Hebei Cangzhou City Chemical Corporation Factory ("Cangzhou Factory"); (ii) the Qingxian Cement Factory ("Qingxian Factory"); and (iii) the Hebei Cangzhou Area Construction

Materials Factory ("Hebei Factory"). Min You did not exercise its option to acquire interests in the Qingxian Factory and the Hebei Factory, and such option has since expired.

     In April 1995, Min You exercised an option to lease a production line at the Cangzhou Factory. Such lease provided for the use of the production line at Cangzhou Factory for a five year period commencing January 1, 1995.

     In September 1996, the Company, through its wholly owned subsidiary, Worldwide Container Company, Ltd. ("Worldwide"), acquired a 70% interest in Wuhan Monkey King Container Co., Ltd. ("Wuhan"), in exchange for 727,272 shares of the Company's Common Stock. Wuhan is a sino-foreign equity joint venture registered in PRC which is engaged in the design, manufacture, lease and repair of standard and non-standard containers and related steel structure products.

     In January 1997, the Company acquired from Fai H. Chan, an officer, director and shareholder of the Company, 100% of the outstanding Common Stock of Greatly Hong Kong Limited ("Greatly HK") in exchange for nominal consideration. Greatly HK had a 25% interest in Hebei Cherry Valley Duck Ltd. ("Duck Farm"), a cooperative joint venture established in the PRC which was engaged in the management and operation of a duck farm in PRC. The investment was wholly financed by an interest free, short term advance from Fai H. Chan. Other than the investment in the Duck Farm and advance from Fai H. Chan, Greatly HK had no other material assets and liabilities, or operations at the time of acquisition.

     In March 1997, the Company acquired from Fai H. Chan, an officer, director and majority stockholder of the Company, 100% of the outstanding Common Stock Heng Fai China Industries Acquisition Limited ("Heng Fai Acquisition") in exchange for nominal consideration. Heng Fai Acquisition had an option to form a cooperative joint venture in PRC, but otherwise had no material assets and liabilities, or operations at the time of acquisition. Heng Fai Acquisition entered into a conditional agreement ("Agreement") with an unaffiliated party in PRC ("PRC Party") to establish a joint venture, Heng Li (Zhangjiagang Free Trade
Zone) International Trading and Development Co., Ltd. ("Heng Li"), to develop and construct a commercial building in Zhangjiagang Free Trade Zone, PRC. However, the Agreement was not completed and an application has been submitted to cancel the registration of Heng Li.

1997 Divestitures

     After several years of direct investments in the PRC as described above, the Company believed the returns on such investments were unsatisfactory. The Company believed its best course of action was to write-off or discontinue a substantial part of its PRC operations ("Divestiture"). Pursuant to reorganization, the Company commenced the Divestiture and entered into the following agreements to terminate or substantially reduce its interest in its PRC operations as follows:

Min You. In December 1997, the Company, through China, transferred 81% of its interest in Min You to two unrelated parties in Hong Kong and PRC. China retained a 19% interest in Min You and full provisions have been made against the remaining cost of investment in Min You. Applications for the change in ownership in Min You have been approved by the respective authorities in PRC.

Wuhan. In December 1997, the Company effected an agreement to reverse the acquisition by returning its 70% interest in Wuhan and redeeming the 727,272 shares of restricted Common Stock previously issued pursuant to the acquisition. Applications for the change in ownership in Wuhan were approved by the respective authorities of PRC during 1998.

Duck Farm. In December 23, 1997, Greatly HK effected an agreement to dispose of its 25% interest in the Duck Farm to compensate for the loss of the joint venture. Applications for the change in ownership of the Duck Farm were approved by the respective authorities in PRC and the transaction was consummated during 1998.

Heng Li. Heng Fai Acquisition did not exercise its option to form Heng Li as certain conditions of the joint venture agreement were not met. In December 1997, the Company canceled the registration of Heng Li.

Segment Information

     Segment information for the six months ended June 30, 1999 and 1998 is not included because it may not be indicative of the current or future operations of the segments primarily due to the SAR Agreement.

                                                    Rental        Investment
For the year ended December 31, 1998                Income          Income     Consolidated
                                                    ------        ----------   ------------

Revenues ...................................   $   307,327    $    13,303    $   320,630
                                                 ---------      ---------      ---------
Income (loss) from operations ..............        80,714        (25,154)        55,560
General corporate expenses .................                                    (639,889)
Interest Expense ...........................                                    (492,804)
                                                                               ---------
Loss from continuing operations ............                                  (1,077,133)

Discontinued operations:
   Cangzhou Cement .........................                                       --
   Wuhan ...................................                                       --
   Investment in Duck Farm .................                                       --

Loss from discontinued operations ..........                                       --
                                                                               ---------
Loss before income taxes ...................                                 $(1,077,133)
                                                                               =========

                                       5



For the year ended December 31, 1998                Rental        Investment
(continued) ................................        Income          Income     Consolidated
                                                    ------        ----------   ------------
Identifiable assets:
   Continuing operations ...................   $   703,003    $   474,435    $ 1,177,438

   Discontinued operations:
      Cangzhou Cement ......................                                       --
      Wuhan ................................                                       --
      Investment in Duck Farm ..............                                       --
                                                                               ---------
                                                                               1,177,438
   Corporate assets ........................                                      38,328
                                                                               ---------
                                                                             $ 1,215,766
                                                                               =========
Supplemental information
   Depreciation ............................   $    34,346    $       840    $    35,186
                                                  ========      =========      =========
   Capital expenditures ....................   $      --      $      --      $      --


                                                    Rental        Investment
For the year ended December 31, 1997                Income          Income     Consolidated
                                                    ------        ----------   ------------
Revenues ....................................   $   346,528    $   225,393    $   571,921
                                                  ---------     ----------     ----------
Income (loss) from operations ...............       116,404        138,794        255,198
General corporate expenses ..................                                  (1,163,415)
Interest Expense ............................                                    (309,201)
                                                                               ----------
Loss from continuing operations .............                                  (1,217,418)
                                                                               ----------
Discontinued operations:
   Cangzhou Cement ..........................                                      (8,342)
   Wuhan ....................................                                      59,232
   Investment in Duck Farm ..................                                    (301,324)
                                                                               ----------
Loss from discontinued operations ...........                                    (250,434)
                                                                               ----------
Loss before income taxes ....................                                  (1,467,852)
                                                                               ==========
Identifiable assets:
   Continuing operations ....................   $   803,754    $ 1,531,620    $ 2,335,374



                                       6

For the year ended December 31, 1997                 Rental       Investment
(continued) .................................        Income         Income    Consolidated
                                                     ------       ----------  ------------
   Discontinued operations:
      Cangzhou Cement .......................                                      --
      Wuhan .................................                                      --
      Investment in Duck Farm ...............                                      --
                                                                               ----------
                                                                                2,335,374
   Corporate assets .........................                                      52,688
                                                                               ----------
                                                                              $ 2,388,062
                                                                               ==========
Supplemental information:
   Depreciation .............................   $    40,320    $       841    $    41,161
                                                  =========      =========     ==========
   Capital expenditures .....................   $      --      $      --      $     --
                                                  =========      =========     ==========
                                                     Rental       Investment
For the year ended December 31, 1996 ........        Income         Income    Consolidated
                                                     ------       ----------  ------------
Revenues ....................................   $   336,644    $    92,214    $   428,858
                                                  ---------      ---------     ----------

Income (loss) from operations ...............        85,883        (59,955)        25,928
General corporate expenses ..................                                  (1,966,224)
Interest Expense ............................                                    (121,436)
                                                                               ----------
Loss from continuing operations .............                                  (2,061,732)

Discontinued operations:
   Cangzhou Cement ..........................                                     (62,487)
   Wuhan ....................................                                    (241,208)
   Investment in Duck Farm ..................                                       --
                                                                               ----------
Loss from discontinued operations ...........                                    (303,695)
                                                                               ----------
Loss before income taxes ....................                                 $(2,365,427)
                                                                               ==========
Identifiable assets:
   Continuing operations ....................   $   787,920    $   710,307    $ 1,498,227

   Discontinued operations:
      Cangzhou Cement .......................                                     395,955
      Wuhan .................................                                   8,560,939
      Investment in Duck Farm ...............                                       --
                                                                               ----------

                                        7



For the year ended December 31, 1996                 Rental       Investment
(continued) .................................        Income         Income    Consolidated
                                                     ------       ----------  ------------
                                                                              $10,455,121
   Corporate assets .........................                                     170,259
                                                                               ----------
                                                                              $10,625,380
                                                                               ==========
Supplemental information:
   Depreciation .............................   $    41,395    $       420    $    41,815
                                                  =========      =========     ==========
   Capital expenditures .....................   $      --      $     3,363    $     3,363
                                                  =========      =========     ==========

     The  following  is  a  summary  of  information   regarding  the  Company's
continuing operations by geographical area for each of the six months ended June 30, 1999 and 1998 and for the three years ended December 31, 1998:

     Six Months Ended June 30, 1999 and 1998


                                                          1999         1998
                                                          ----         ----
Revenue:
   North America ...................................   $ 169,473    $ 172,751

   Hong Kong .......................................   $     212    $   2,879


Operating income (loss):
   North America ...................................   $  94,608      101,138

   Hong Kong .......................................   $ 153,290    $(211,626)

   General corporate expenses.......................   $(327,725)   $(393,459)


Identifiable assets:
   North America ...................................   $ 675,508    $ 661,805

   PRC .............................................   $    --      $    --

   Hong Kong .......................................   $ 782,030    $ 439,290

     Three Years Ended December 31:

                                                   1998            1997            1996
                                                   ----            ----            ----
Revenue:
   North America .........................   $    312,119    $    360,030    $    342,112

   Hong Kong .............................          8,511         211,891          86,746
                                              -----------     -----------     -----------
                                             $    320,630    $    571,921    $    428,858
                                              ===========     ===========     ===========
Operating income (loss):
   North America .........................   $     80,714    $    116,404    $     91,351
   Hong Kong .............................       (517,958)       (170,407)       (186,859)

Three Years Ended December 31, 1998                1998            1997            1996
(continued)                                        ----            ----            ----
   General corporate expenses ............   $   (639,889)   $ (1,163,415)   $ (1,966,224)
                                              -----------     -----------     -----------
                                             $ (1,077,733)   $ (1,217,418)   $ (2,061,732)
                                              ===========     ===========     ===========
Identifiable assets:
   North America .........................   $    703,003    $    803,754    $    787,920
   PRC ...................................           --              --         8,956,894
   Hong Kong .............................        474,435       1,531,620         710,307
   Corporate assets ......................         38,328          52,688         170,259
                                              -----------     -----------     -----------
                                             $  1,215,766    $  2,388,062    $ 10,625,380
                                              ===========     ===========     ===========

Real Estate Operations

     Vancouver Hong Kong operates an apartment building, Lord Highlands Apartments, 260 East 12 Street, North Vancouver, British Columbia, Canada V7L 2J6 ("Apartment Building"), located within the Central Lonsdale area of the City of North Vancouver, British Columbia. Developments in the immediate area consist primarily of low to medium density residential units, with commercial development focused along Lonsdale Avenue to the west and the more prominent cross streets such as 13th Street and 15th Street. Lions Gate Hospital, a principal medical facility, is located just north of the apartment building at the intersection of East 13th Street and St. George Avenue.

     The Central Lonsdale corridor serves as the primary commercial center for the city and the surrounding areas of North Vancouver. Residential development in the surrounding areas consists of a variety of 3-story rental and strata tiled apartments, plus lower density townhouse developments. The area also has higher density development in the area. Thus, the apartment building is located within a stable multiple residential oriented neighborhood, located in close proximity to local retail, recreational and public amenities.

     The following information has been extracted from the Canada Housing Corporation's ("CMHC") Vancouver CMA Rental Market Report.

Vacancy Rates

Region                           12/98            12/97               12/96
------                           -----            -----               -----

City North of Vancouver           1.9%             0.6%                 0.6%

District North of Vancouver       1.2%             0.2%                 0.2%

Metro Vancouver                   1.5%             1.5%                 1.2%
Apartment Rental Rates


City North of Vancouver          12/98             12/97                12/96
-----------------------          -----             -----                -----

Bachelor                        CDN$607           CDN$574              CDN$572

One Bedroom                     CDN$705           CDN$703              CDN$688

Two Bedroom                     CDN$859           CDN$971              CDN$967

     The  Apartment  Building  is a 60 unit,  three-story  wood  frame  building constructed in the late 1960's. The building has a below grade basement containing the mechanical rooms, various storage rooms, workshops and recreational areas. The apartment building has a total of 60 suites consisting of one bachelor suite, 38 one bedroom suites and 21 two bedrooms suites. Twelve of the two bedrooms suites, located on the corners of the building offer wood burning fireplaces. The suites are generally larger than average and on the whole, have been well maintained. General finishing details include hardwood floors or wall-to-wall carpeting with vinyl flooring in the kitchens and bathrooms, adequate cabinet/counter space in the kitchens with two appliances, partly tiled shower surrounds in the bathroom and covered balconies or patios. Paved open parking for 60 vehicles is provided at the rear of the apartment building. Access/egress is available by a paved rear service lane off St. Andrews Avenue.

Apartment Building Rental Rates

     The current monthly rents* are as follows:

Suite Type                            Monthly Rent
----------                            ------------

Bachelor                                CDN$580
One Bedroom                             CDN$660
Two Bedroom                             CDN$805
-------------
* Rent includes heat, hot water, parking and cable television.

     The above survey supports the conclusion that the monthly rents within the subject are reasonably in line with market rents, taking into account the size and condition of the units plus the inclusions in the monthly rent.

     This Subsidiary is being sold as a part of the SAR Agreement.

Employees

     The Company currently employs five persons, two of which oversee the operations of the Apartment Building, and one monitors the operations in PRC. The Company believes that its relationship with its employees is good. If proposal number three is approved, the Company will not employ any persons. However, the Company intends to hire information technology employees shortly thereafter.

Government Regulation

     The Company is not aware of any government regulations in the United States or Canada which could materially adversely affect its business or operations in Canada. The Company's participation in the operations of the Apartment Building are subject to significant governmental regulation in Canada and the Company believes it is in compliance with such regulations to the extent the same are applicable to the Company.

Properties

     The Company leases its principal executive offices at 650 West Georgia Street, Vancouver, British Columbia, Canada. The offices are suitable for the needs of the Company.

     In June 1998, the Company transferred a lease for an office at 45 Wall Street, New York, New York to eVision USA.Com, Inc., formerly known as Fronteer Financial Holdings, Ltd., a company of which Fai H. Chan is an officer, director and beneficial majority stockholder.

     Vancouver Hong Kong also operates the Apartment Building, composed of 60 individual residential units in a three story frame building situated at the corner of East 12 Street and St. Andrews Avenue in North Vancouver, British Columbia, Canada. The Apartment Building is approximately 57,340 square feet and is situated on approximately 1,109 acres of land. It is owned by the Company, subject to first and second mortgages. The land underlying the Apartment Building is leased and such lease terminates on May 31, 2032, subject to earlier termination in certain circumstances. The annual lease cost for the land is fixed at $71,115 until the year 2010, after which time it will be renegotiated for the remaining term.


            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The Company's Common Stock is quoted on the OTC Bulletin Board ("OTC"). However, there is no established public trading market for the Company's Common Stock. The following table sets forth, for the periods indicated, the reported high and low bid price quotations for the Common Stock for the periods such securities have been reported on the OTC. Such quotations reflect inter-dealer prices, but do not include retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

Common Stock


Six Months Ended June 30, 1999:                    High Bid             Low Bid
------------------------------                     --------             -------

First Quarter                                   $    0.045            $   0.022

Second Quarter                                       0.024                0.020


Year ended December 31, 1998:
----------------------------

First Quarter                                   $    0.245            $   0.10
Second Quarter                                       0.210                0.12
Third Quarter                                        0.130                0.09
Fourth Quarter                                       0.085                0.05

Year ended December 31, 1997:
----------------------------

First Quarter                                   $    1.875            $   0.53
Second Quarter                                       0.813                0.34
Third Quarter                                        0.600                0.24
Fourth Quarter                                       0.265                0.11

     As of June 17, 1999, there were approximately 1,447 holders of record of the Common Stock based upon information furnished by OTR/Oxford Transfer & Registrar Securities Agent, the transfer agent for the Common Stock. The number of record holders does not include holders whose securities are held in street name. The closing price of the Common Stock on January 17, 1999, the date of the agreement between the Company and SAR, was $0.045 per share. The closing price of the Common Stock as reported on the Bulletin Board on June 17, 1999 was $0.022. As of June 17, 1999, there were 29,259,542 shares of Common Stock outstanding.

     The Company has never paid and does not anticipate paying any cash dividends on its Common Stock in the foreseeable future. The Company intends to retain all earnings for use in the Company's business operations and in the expansion of its business.

                             SELECTED FINANCIAL DATA

     The following table sets forth selected financial data of the Company and its subsidiaries. The selected consolidated financial data for the Company in the table for the six months ended June 30, 1999 and 1998 and for the five years ended December 31, 1998, 1997, 1996, 1995 and 1994, are derived primarily from the consolidated financial statements included elsewhere herein. The data should be read in conjunction with "Management's Discussion and Analysis of Results of Operations and Financial Condition," the consolidated financial statements of the Company and related notes thereto and other financial information included elsewhere herein. All dollar amounts reflect U.S. Dollars.


                                 Six Months Ended June 30,                              Year Ended December 31,
                                 -------------------------        ----------------------------------------------------------------
                                    1999           1998           1998           1997           1996           1995           1994
                                    ----           ----           ----           ----           ----           ----           ----
Net operating
   revenues ................   $   169,685        175,630        320,630        571,921        428,858        354,952        333,319

(Loss) income
   from
   continuing
   operations ..............       (79,827)      (503,947)    (1,077,133)    (1,217,418)    (2,061,732)    (1,880,672)        27,315

Total assets ...............     1,568,210      1,939,513      1,215,766      2,388,062     10,625,380      1,723,856      1,129,696

Long-term
   obligations:
   Mortgage loans
      payable ..............       727,096        808,253        710,277        837,966        865,594        975,108        971,611
   Long-term note
      payable ..............          --             --             --             --           88,744         91,415           --

Per common
   share, basic
   and diluted:
(Loss) income
   from
   continuing
   operations ..............          --            (0.03)         (0.07)         (0.08)         (0.18)         (0.18)          0.02

Cash dividends
   per
   common share ............          --             --             --             --             --             --             --

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with the Consolidated Financial Statements of the Company and related Notes thereto, and other financial information included elsewhere herein. The financial statements of the Company are prepared in conformity with United States generally accepted accounting principles.

Introduction

     The Company was originally incorporated in 1958 and until June 1994 had been engaged in businesses other than those it presently operates.

     The Company owns an Apartment Building in North Vancouver, British Columbia, and until June 1995 the Company's operations were comprised of that single segment. In 1995 and 1996, the Company, through various subsidiaries, acquired certain interests in PRC, including:

     o Min You, which has an option to lease a production line in Cangzhou Factory for cement manufacturing;
     o    a 70% interest in Wuhan, a PRC container manufacturer;
     o an interest in the Duck Farm pursuant to which the Company operated a duck farm in PRC; and
     o an option to form Heng Li in order to develop a commercial building in Zhangjiagang Free Trade Zone, PRC.

     In the fourth quarter of 1997, the Company determined that it would discontinue substantially all of its operations in PRC. The Divestiture included:

     o the transfer of 81% of the Company's interest in Min You to two unrelated parties;
     o effecting an agreement to reverse the acquisition of a 70% interest in Wuhan;
     o    the termination of the Company's interest in the Duck Farm; and
     o    the termination of the Heng Li joint venture agreement.

     As of December 31, 1998, the Company retained a 19% interest in Min You, but full provisions have been made against the remaining cost of investment in Min You, and 100% of the outstanding capital stock of Vancouver Hong Kong.

     On January 18, 1999, the Company entered into an agreement with SAR Trading Limited ("SAR") wherein SAR agreed to buy and the Company agreed to sell all of its interests in these subsidiaries for approximately $4,838,000 in the form of the assumption of certain liabilities. In consideration of the assumption of liabilities, the Company agreed to issue two notes payable to SAR in the amounts of $1,000,000 and $3,838,000. The $1,000,000 note is immediately convertible into 20,000,000 common shares of the Company. The $3,838,000 note can be converted into shares of common stock of the Company, in minimum increments of $250,000 each, at the average 15 day trading price at the option of the Company by giving seven trading days notice in writing to SAR. On June 18, 1999, the Company agreed to offset the amounts due from related parties resulting from the sale, of $1,365,278 with the $3,838,000 note payable, resulting in an amendment to the original promissory notes. The note payable for $3,838,000 was effectively reduced to $2,472,722. The agreement with SAR is subject to the approval of the Company's stockholders. This transaction essentially liquidates the operations of the Company and transfers control of the Company to SAR.

     On February 5, 1999, 20,000,000 shares of Common Stock of the Company were issued to SAR in exchange for forgiveness of debt of $1,000,000.

Results of Continuing Operations

SIX MONTHS ENDED JUNE 30, 1999, AS COMPARED TO THE SIX MONTHS ENDED JUNE
30, 1998

     There were no significant changes in the revenues and expenses attributable to the operation of Vancouver Hong Kong's real estate between the six-months ended June 30, 1999 and six-months ended June 30, 1998.

     Investment income decreased from $2,879 in through June 30, 1998 to $679 through June 30, 1999. The Company has not engaged in investment activity during the six month ended June 30, 1999. This is because of the uncertainty related to the international securities markets. Investment income in 1999 consists of interest income.

     Consulting expense decreased from an aggregate of $62,500 for the six months ended June 30, 1998 to nil for the six months ended June 30, 1999. This is due to the Company's reduced use of consulting services. Interest expense decreased from $214,505 for the six-months ended June 30, 1998 to $189,662 for the same period in 1999. This is due to the decrease in margin loans payable. The outstanding balance of margin loans payable amounted to $3,099,607 and $3,136,264 at June 30, 1999, and June 30, 1998, respectively. Other operating expenses decreased from $76,642 in 1998 to $59,040 in 1998. The decrease is due to reduced professional fees and financial, travel and miscellaneous expenses.

YEAR ENDED DECEMBER 31, 1998 AS COMPARED TO THE YEAR ENDED DECEMBER
31, 1997

     There were no significant changes in the revenues and expenses attributable to the operation of Vancouver Hong Kong's real estate between the year ended December 31, 1998 and the year ended December 31, 1997.

     Investment income decreased from income of $138,794 through December 31, 1997 to a loss of $25,154 through December 31, 1998. The Company has not engaged in investment activity during the year ended December 31, 1998. This is because of the uncertainty related to the international securities markets. The net investment loss in 1998 consists of the loss due to the expiration of the warrants, amounting to $145,800 and interest income.

     Consulting expense decreased from an aggregate of $772,250 for the year ended December 31, 1997 to $562,500 for the year ended December 31, 1998, due to amortization period of certain consulting agreements expiring early in 1998. Interest expense increased from $309,201 for the year ended December 31, 1997 to $492,804 for the same period in 1998.

     The Company's net loss from continuing operations was $1,077,133 for the year ended December 31, 1998, as compared to a net loss of $1,217,418 for the year ended December 31, 1997. The reasons for the trend are the reductions in the other operating administrative expenses and consulting fees during the year ended December 31, 1998.

YEAR ENDED DECEMBER 31, 1997 AS COMPARED TO THE YEAR ENDED DECEMBER
31, 1996

     The Company's net loss from continuing operations for the year ended December 31, 1997 was $1,217,418, a change of $844,314 compared to a net loss of $2,061,732 for the year ended December 31, 1996. The decrease in the net loss was primarily due to (i) an increase in investment income; (ii) a decrease in consulting fees paid.

     Consolidated revenues increased to $571,921 for the year ended December 31, 1997, from $428,858 for the year ended December 31, 1996. This is due to the gains that have been recorded in connection with its investment securities.

     In the operation of Vancouver Hong Kong's real estate, the Company experienced an increase in rental income of $9,884 from 1996 to 1997. Also property expenses decreased by $20,637 in 1997 as compared to 1996. This is because of cost controls applied to repairs, utilities and management fee expenses.

     Operating expenses decreased from $2,490,590 in 1996 to $1,789,339 in 1997. The decrease is primarily due to the reduced use of consultants for investor relations and financial advice. Such expenses have declined from $1,368,567 in 1996 to an aggregate of $272,250 in 1997.

     In addition to the above consulting fees, there has been an increase in interest expense, from $121,436 in 1996 to $309,201 in 1997. This is primarily due to the increase in margin borrowings in 1997, from $489,193 at December 31, 1996, to $3,058,295 at December 31, 1997.

     The Company holds certain equity securities that are available for sale. The Company records unrealized gains and losses, as a component of equity. The net unrealized losses so recorded during 1997 amounted to $2,228,442. The cumulative net losses charged to equity as of December 31, 1997 are $2,307,267.

     The Company holds certain equity securities that are available for sale. The Company records unrealized gains and losses, net of applicable taxes, as a component of equity. The cumulative net unrealized losses so recorded as of December 31, 1996 amounted to $78,825.

Inflation

     The effect on inflation on the Company's operations is not material and is not anticipated to have any material effect in the future.

Discontinued Operations

YEAR ENDED DECEMBER 31, 1997 AS COMPARED TO THE YEAR ENDED DECEMBER
31, 1996

     In 1997, the cement operation of Min You recorded sales of $306,398 compared to $540,191 in the year ended December 31, 1996. At the same time, the net loss amounted to $157,117 in 1997 compared to a loss of $62,487 in 1996.

     In 1997, the container operation of Wuhan recorded sales of $2,934,871 as compared to $1,082,317 in 1996. At the same time, the net loss amounted to $248,210 in 1997 compared to a loss of $241,208 in 1996.

     During 1997, the Company acquired and later disposed of a 25% interest in the Duck Farm. The aggregate of the Company's share of the loss in the Duck Farm and the loss on disposition was approximately $300,000.

Liquidity and Capital Resources

     The net cash used by operating activities for the year ended December 31, 1998 amounted to $26,606. The Company meets its working capital requirements from the proceeds of margin loans, described below and the collection of amounts from related parties.

     During the year ended December 31, 1998, the Company did not make additional cash investments in securities or facilities.

     The net cash provided by financing activities amounted to $56,682 for the year ended December 31, 1998. This is due primarily to the increase in the margin loan payable.

     The net cash used in operating activities for year ended December 31, 1997 amounted to $4,034,680. This was primarily due to the operating losses experienced, increases in receivable from the container segment and the payment of amounts that were payable to related parties. The Company met its capital requirements from the proceeds of bank borrowings and the issuance of common shares.

     The net cash provided by financing activities amounted to $7,179,780 for the year ended December 31, 1997. This is due to the increases in short term borrowings, margin loans, and the issuance of common shares.

     The Company's operating losses and deficiency in net tangible assets raise substantial doubts concerning the Company's ability to continue as a going concern. However, the Company's principal shareholder has agreed to continue to provide the Company with necessary financial support.

New Accounting Standards Not Yet Adopted

     In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement establishes accounting and reporting standards for derivative instruments. It requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for years beginning after June 15, 1999, although early adoption is permitted.

     During April 1998, the AICPA Accounting Standards Executive Committee issued Statement of Position 98-5, "Reporting on the Costs of Start-up
Activities". Generally, the Statement requires that the costs of start-up activities shall be expensed as incurred, and that upon initial adoption an adjustment to reflect the cumulative effect of a change in accounting principle shall be recorded. This statement will be effective for periods beginning after December 15, 1998, with earlier application permitted.

     In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which amends the disclosure requirements for pensions and other postretirement benefits. Adoption of the standard will not significantly change the Company's financial statement disclosure.

     The Company believes that the effects of adopting these standards will not be material to the Company's financial position or results of operations.

Regional Economic Developments

     Several countries in Asia have recently experienced significant adverse economic developments including substantial exchange rate fluctuations, inflation, social unrest, increased interest rates, reduced economic growth rates, corporate bankruptcies, declines in the market value of shares listed on stock exchanges, emergency loan agreements with the International Monetary Fund and government-imposed austerity measures. To date, neither the PRC nor Hong Kong has experienced these developments will not occur in the PRC or Hong Kong in the future, which could have a material effect on a Company's financial condition or results of operations.

The Year 2000

     The Year 2000 issue refers to the fact that many computer systems were originally programmed using two digits rather than four digits to identify the applicable year. When the year 2000 occurs, these systems could interpret the year as 1900 rather than 2000. Unless hardware, system software and applications are corrected to be Year 2000 compliant, computers and the devices they control could generate miscalculations and create operational problems. Various systems could be affected ranging from complex information technology ("IT") computer systems to non-IT devices such as an individual machine's programmable logic controller.

     To address this issue, the Company developed a corporate plan including the formation of a team consisting of internal resources and, as deemed necessary, third-party experts. The phases of the plan include: conducting inventory of the affected technology and assessing the impact of the Year 2000 issue; developing solution plans; modification or replacement; testing and certification; and developing contingency plans. All components of software and hardware of the Company are presently in various phases. The Company expects to have critical IT systems tested and installed, and expects to be Year 2000 compliant by the end of the third quarter 1999.

     The Company relies on third-party suppliers for many services and the Company may be adversely impacted if these suppliers do not make the necessary changes to their own systems and products successfully and in a timely manner.

     The total cost of the program is estimated to be insignificant.

     Management of the Company believes it has an effective program in place to resolve the Year 2000 issues. Nevertheless, since it is not possible to anticipate all possible future outcomes, especially when third parties are involved, there could be circumstances in which the Company would be unable to rent apartments, take customer orders, or collect payments. In addition, disruptions in the economy generally resulting from Year 2000 issues could materially adversely affect the Company. The Company could be subject to litigation for computer systems product failure, for example, equipment shutdown or failure to properly date transaction records. The amount of potential liability and lost revenue cannot be reasonably estimated at this time.

     The Company has an informal contingency plan for its applications. The Company is working continually with the third party suppliers of software and related services in resolving Year 2000 issues. The Company's formal contingency plans are currently being developed in conjunction with these suppliers. Testing will be performed and completed by the end of the third quarter of 1999. The Company will continue to monitor the progress of the suppliers in the resolution of Year 2000 issues and continue to evaluate the necessity of an independent contingency plan.


           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     Market risk generally represents the risk of loss that may result from the potential change in the value of a financial instrument as a result of fluctuations in interest and currency exchange rates, equity and commodity prices, changes in the implied volatility of interest rate, foreign exchange rate, equity and commodity prices and also changes in the credit ratings of either the issuer of the financial instrument or its related country of origin. Market risk is inherent to many non-derivative financial instruments, and accordingly, the scope of the Company's market risk management procedures includes all market risk sensitive financial instruments.

     The Company faces two types of market risk: foreign exchange rate risk and equity price risk.

Foreign Exchange Rate Risk. Foreign exchange rate risk arises from the possibility that changes in foreign exchange rates will impact the value of financial instruments. When the Company buys or sells a financial instrument denominated in a currency other than U.S. dollars, exposure exists from a net open currency position. The Company is then exposed to a risk that the exchange rate may move against it. At December 31, 1998 and June 30, 1999, the currency creating foreign currency risk for the Company was the Hong Kong dollar.

Equity Price Risk. The Company is exposed to equity price risk as a consequence of making investments in equity securities. Equity price risk results from changes in the level or volatility of equity prices, which affect the value of equity securities or instruments that derive their value from a particular stock, a basket of stocks or a stock index. The Company attempts to reduce the risk of loss inherent in its inventory of equity securities by entering into transactions designed to mitigate the Company's market risk profile.

     The Company utilizes a wide variety of market risk management methods, including: limits for each trading activity; marking all positions to market on a timely basis; timely profit and loss statements; and independent verification of pricing. The Company believes that these procedures, which stress timely communication, are the most important elements of the risk management process.

     Efforts to further strengthen the Company's management of market risk are continuous, and the enhancement of risk management systems is a priority of the Company. This includes the development of quantitative methods, profit and loss and variance reports, and the review and approval of pricing models.

     The table below  provides a comparison  of the carrying  amount to the fair
value  of  the   securities   owned  by  the  Company  that  are  classified  as
available-for-sale securities.

June 30, 1999                            Carrying Amount              Fair Value
-------------                            ---------------              ----------

Foreign Exchange Rate Risk:
   Equity securities denominated in       $  782,030                 $  782,030
      Hong Kong dollars

Equity Price Risk:
   Equity securities*                        782,030                    782,030

December 31, 1998
-----------------

Foreign Exchange Rate Risk:
   Equity securities denominated in       $  439,290                 $  439,290
      Hong Kong dollars

Equity Price Risk:
   Equity securities*                        439,290                    439,290

*Includes equity securities denominated in Hong Kong dollars.

     In accordance with generally accepted accounting principles, securities classified as available-for-sale securities are marked-to-market and the resulting unrealized gain or loss is reflected in the statement of comprehensive income. For the year ended December 31, 1998, the Company recognized unrealized losses of $1,048,813 on the equity securities denominated in Hong Kong dollars. For the six months ended June 30, 1999, the Company recognized $342,740 of unrealized gains.

                           PRINCIPAL STOCKHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of June 30, 1999, the number of shares of outstanding Common Stock beneficially owned by each of the Company's current directors and executive officers, sets forth the number of shares of Common Stock beneficially owned by all of the Company's current executive officers and directors as a group, and sets forth the number of shares of Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of Common Stock:

                                       Amount and Nature of
     Name                             Beneficial Ownership(1)   Percent of Class
     ----                             ----------------------    ----------------

     Fai H. Chan                         20,092,886(2)(3)(4)          67.98%


     Robert H. Trapp                        100,000                     *


     All executive officers and          20,192,886(2)(3)(4)(5)       68.32%
     directors as a group (2 persons)

     SAR Trading Limited                 13,700,000(5)                46.36%


     Keow Y. Chan                         2,772,886(3)(4)              9.38%

     -------------------
     *Less than 1%

     (1) Except as indicated below, each person has sole and voting and/or investment power over the shares listed.

     (2)  Includes  5,800,000  shares owned of record by Mr. Chan. Also includes
          (i) 37,500 shares of Common Stock held by Inter-Asia Equities, Inc. ("Inter-Asia"); (ii) 37,500 shares of Common Stock underlying warrants held by Inter-Asia; (iii) 258,943 shares of Common Stock held by Excess Pension Fund, Inc. ("Fund"); and (iv) 258,943 shares of Common Stock underlying warrants held by the Fund. Mr. Chan is an officer, director and stockholder of Inter-Asia, and a beneficial owner of the Fund. Excludes the 2,180,000 shares owned of record by Mr. Chan's wife. See Footnote (4) below.

     (3) Mr. Chan would be deemed to beneficially own all of the shares owned by his spouse, Keow Y. Chan.

     (4) Includes (i) 258,943 shares of Common Stock held by the Fund; (iii) 258,943 shares of Common Stock underlying warrants held by the Fund;
          (iv) 37,500 shares of Common Stock held by Inter-Asia; and (v) 37,500 shares of Common Stock underlying warrants held by Inter-Asia. Ms.
          Chan is the president and director of Inter-Asia, and a beneficial owner of the Fund. Excludes (i) 5,800,000 shares owned of record by Ms. Chan's husband, Fai H. Chan. See Footnote (2) above.

     (5) SAR Trading Limited is owned 100% by Mr. Fai H. Chan. These 13,700,000 shares are beneficially owned by Mr. Chan.


                         ACTIONS TO BE TAKEN AT MEETING

     The Meeting has been called by the directors of the Company (the "Directors") to consider and act upon the following matters:

     (1) elect two Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualify;

     (2) reincorporate the Company by changing the state of incorporation from Delaware to Colorado by the adoption of a Plan and Agreement of Merger pursuant to which the Company will be merged with and into Asia SuperNet Corporation, Inc., a Colorado corporation, which is a wholly owned subsidiary of the Company formed specifically for the purpose of the reincorporation and which shall be the surviving corporation;

     (3) approve an agreement between the Company and SAR Trading Limited ("SAR"), a company wholly owned by Fai H. Chan, an officer, director and shareholder of the Company, whereby the Company agreed to sell and SAR agreed to purchase all of the operating subsidiaries of the Company for approximately $4,838,000 in consideration for which the Company agreed to issue to SAR $3,472,272 of convertible debt; and

     (4) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     The holders of a majority of the outstanding shares of Common Stock of the Company present at the Meeting in person or represented by proxy shall constitute a quorum. If a quorum is present, Directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. As to all other actions voted on at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of Directors. Abstentions and broker nonvotes on proposals other than the election of Directors will be counted as present for purposes of the proposals and against such proposals.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

     The number of Directors on the Company's Board of Directors has been established by resolution of the Board of Directors as two Directors. The terms of all of the current Directors expire at the Meeting.

     The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the two nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Fai H. Chan and Robert H. Trapp will hold office until the annual meeting of stockholders to be held in 2000, until their successors are duly elected or appointed or until their earlier death, resignation or removal. The nominees for Director, each of whom has consented to serve if elected, are as follows:

                        Director
Name of Nominee          Since     Age  Principal Occupation for Last Five Years
---------------         --------   ---  ----------------------------------------

Fai H. Chan              1994      54   Fai H. Chan has been the  president and
                                        a director  of the  Company  since June
                                        1994 and has  served  as the  Company's
                                        Chief  Executive   Officer  since  June
                                        1995.  In 1998,  Mr. Chan was appointed
                                        president  and chairman of the board of
                                        directors  of  eVision  USA.Com,  Inc.,
                                        formerly  known as  Fronteer  Financial
                                        Holdings, Ltd., a holding company which
                                        among other  things,  owns a securities
                                        broker/dealer located in Colorado. From
                                        June 1993 to the present, he has been a
                                        director of Inter-Asia Equities,  Inc.,
                                        a  Canadian  company.  Since  September
                                        1992  to the  present,  he  has  been a
                                        director  of Heng  Fung  Holdings  Co.,
                                        Ltd. ("Heng Fung"), a public company in
                                        Hong Kong,  which is listed on the Hong
                                        Kong Stock Exchange.  In 1995, Mr. Chan
                                        was  appointed  managing  director  and
                                        chairman of Heng Fung,  positions which
                                        he still  holds.  In May  1998,  he was
                                        appointed  a  director  of  Global  Med
                                        Technologies, Inc. Since March 1988, he
                                        has  been  chairman  of  the  board  of
                                        directors of American  Pacific  Bank, a
                                        bank in Oregon,  and between April 1991
                                        and  April  1993,   he  was  the  chief
                                        executive officer of the bank.

                        Director
Name of Nominee          Since     Age  Principal Occupation for Last Five Years
---------------         --------   ---  ----------------------------------------

Robert H. Trapp           1994     44   Robert H. Trapp has been the  secretary
                                        and  treasurer  and a  director  of the
                                        Company  since June 1994.  In May 1998,
                                        he was  appointed  a director of Global
                                        Med  Technologies,  Inc.  In  1997  and
                                        1998, Mr. Trapp was appointed  managing
                                        director   and   director   of  eVision
                                        USA.Com,   Inc.,   formerly   known  as
                                        Fronteer Financial Holdings, Ltd. Since
                                        May 1995, Mr. Trapp has been a director
                                        of Heng  Fung  Holdings  Co.,  Ltd.,  a
                                        public  company in Hong Kong,  which is
                                        listed on the Hong Kong Stock Exchange.
                                        Since  April 1994,  Mr.  Trapp has been
                                        the  secretary  of the  Company.  Since
                                        February  1995,  Mr.  Trapp  has been a
                                        director of Inter-Asia Equities, Inc. a
                                        Canadian  company.  Since July 1991, he
                                        has also been the Canadian  operational
                                        manager  of  Pacific   Concord  Holding
                                        (Canada)    Ltd.,    responsible    for
                                        management,  marketing,  and  financial
                                        reporting operations of such company to
                                        Pacific  Concord  Holding  Ltd. of Hong
                                        Kong.  Between March and June 1991, Mr.
                                        Trapp  was  a  securities   trainee  at
                                        Pacific  International   Securities  in
                                        Vancouver,    B.C.,   Canada.   Between
                                        September 1985 and June 1989, Mr. Trapp
                                        served as an  executive  officer  and a
                                        director of Inter-Asia Equities, Inc.

     The Company's Board of Directors held two meetings during the Company's fiscal year ended December 31, 1998. Such meetings consisted of consent Directors minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone. Each director attended both meetings. The Company has no standing audit, nominating or compensation committees or other similar committees of the Board of Directors.

     Directors of the Company received no compensation for their services as directors.

     The Board of Directors recommends a vote in favor of the election of the nominees listed above. In the absence of instructions to the contrary, proxies solicited in connection with this proxy statement will be so voted.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are Fai H. Chan and Robert H. Trapp, information pertaining to whom is set forth under "Election of Directors" above. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of stockholders. Each executive officer will hold office until his or her successor duly is elected and qualified, until his or her death or resignation or until he or she shall be removed in the manner provided by the Company's Bylaws.

     There is no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and for the Company's fiscal year ended December 31, 1998, there were no Directors, officers or more than 10% stockholders of the Company that failed to timely file a Form 3, 4 or 5, other than Fai H. Chan, who failed to timely file a Form 5.

                             EXECUTIVE COMPENSATION

     The following table provides certain information pertaining to the compensation paid by the Company and its subsidiaries during the Company's last three fiscal years for services rendered by Fai H. Chan, the Chief Executive Officer and the President of the Company, and Robert H. Trapp, the Secretary and Treasurer of the Company.

                                Summary Compensation Table

                                                                                            Long Term
                                                      Annual Compensation                 Compensation
                          Fiscal            ----------------------------------------         Awards
                          Year                                              Other         ------------
                          Ended                                             Annual         Securities        All Other
Name and                  Septem-                                           Compen-        Underlying        Compensa-
Principal Position        ber 30,            Salary($)        Bonus($)      sation($)       Options(#)        tion($)
------------------        -------            --------         -------       --------       ----------        ---------
Fai H. Chan               1998             $ 500,000(1)         --            --               --               --
 Chief Executive          1997               500,000(1)         --            --               --               --
Officer and President     1996               500,000(1)         --            --               --               --

_______________

(1) Pursuant to a consulting agreement with Tight Hold Investments, Ltd., a company wholly owned by Fai H. Chan.

     There were no options granted to or exercised by Fai H. Chan or Robert H. Trapp in fiscal 1998.


                   TRANSACTIONS WITH MANAGEMENT AND OTHERS AND
                           CERTAIN BUSINESS RELATIONS

     The Company maintains deposits at standard rates in accounts at American Pacific Bank. Fai H. Chan (an officer, director and stockholder of the Company) is an officer and/or director of such bank.

     The Company owns 48,535,276 shares of Common Stock of Heng Fung Holdings Company Limited. Messrs. Chan, and Trapp (officers, directors and/or stockholders of the Company) are officers, directors and/or stockholders of such company.

     At December 31, 1998 and 1997, a second mortgage on the apartment building in Canada of $77,579 and related interest payable of $25,368 and $38,623, respectively, were payable by the Company to the Silverstein Foundation, Inc., a Panama company, in which Mr. Fai H. Chan's children have beneficial ownership interests. The related interest expense was $8,269 in 1998, $7,774 in 1997 and $8,947 in 1996.

     On January 18, 1999, the Company entered into an agreement with SAR Trading Limited ("SAR") wherein SAR agreed to buy and the Company agreed to sell all of its interests in these subsidiaries for approximately $4,838,000 in the form of the assumption of certain liabilities. In consideration of the assumption of liabilities, the Company agreed to issue two notes payable to SAR in the amounts of $1,000,000 and $3,838,000. The $1,000,000 note is immediately convertible into 20,000,000 common shares of the Company. The $3,838,000 note can be converted into shares of common stock of the Company, in minimum increments of $250,000 each, at the average 15 day trading price at the option of the Company by giving seven trading days notice in writing to SAR. On June 18, 1999, the Company agreed to offset the amounts due from related parties resulting from the sale, of $1,365,278 with the $3,838,000 note payable, resulting in an amendment to the original promissory notes. The note payable for $3,838,000 was effectively reduced to $2,472,722. SAR is owned 100% by Fai H. Chan. Proposal number three requests that the stockholders ratify this agreement.

     On February 5, 1999, 20,000,000 shares of the Company's Common Stock were issued to SAR in exchange for forgiveness of debt of $1,000,000.

     Heng Fai Management, Inc., a wholly owned subsidiary of the Company, entered into a consultation and management agreement with Tight Hold Investment Limited, a company wholly owned by Fai H. Chan, president and chief executive officer of the Company. The term of this agreement was for ten years commencing November 1, 1996 and ending October 31, 2006. The remuneration the Company was to pay for services rendered pursuant to this agreement as follows: (i) the sum of $500,000 per year for the duration of the agreement, a rate of $41,667 per month; and (ii) upon the Company meeting NASDAQ National Market System ("NASDAQ") requirements of having $4,000,000 in net tangible assets, and obtaining the other requirements which would have enabled the Company's Common Stock to be margined on NASDAQ and having realized at least a minimum $0.10 per share earnings and $0.05 dividend to common stockholders, the fee would have increased to $1,000,000 per year for the duration of the agreement, a rate of $83,333 per month. This agreement was terminated during June 1999.


                               PROPOSAL NUMBER TWO

                            REINCORPORATION PROPOSAL

     The Board of Directors believes that the best interests of the Company and the stockholders will be served by changing the Company's state of incorporation from Delaware to Colorado, changing the Company's name to Asia SuperNet Corporation and effectuating a 30 to 1 reverse split of its Common Stock ("Reincorporation"). As discussed below, the principal reason for Reincorporation is the lower costs of operating under Colorado corporate law. Although Colorado law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the stockholders in the event of an unsolicited takeover attempt, the proposed Articles of Incorporation (the "Colorado Articles of Incorporation") and Bylaws for Asia SuperNet Corporation are substantially similar to the Company's current Certificate of Incorporation and Bylaws, with the exception that the Colorado Articles of Incorporation increase the authorized shares of common and preferred stock, reduces the par value of the preferred stock and certain other alterations due to differences in Delaware and Colorado law.

     The Reincorporation will be effected by merging the Company with and into Asia SuperNet Corporation. Upon completion of the Reincorporation, the Company will cease to exist in accordance with the Delaware General Corporation Act ("DGCA") and Asia SuperNet Corporation will operate the business of the Company under the name Asia SuperNet Corporation. Pursuant to the Plan and Agreement of Merger between the Company and Asia SuperNet Corporation (the "Merger Agreement"), thirty outstanding shares of Common Stock will automatically be converted into one share of Asia SuperNet Corporation Common Stock, par value $0.01 per share. It is expected that the Reincorporation will be effective as of 5:01 p.m., Mountain Time, on the Effective Date.

     Asia SuperNet Corporation will assume and continue the outstanding stock options, if any, and all other employee benefit plans of the Company. Each outstanding and unexercised option or other right to purchase shares of Common Stock will become an option or right to purchase the same number of shares of Asia SuperNet Corporation Common Stock on the same terms and conditions and at the same exercise price applicable to any such option or stock purchase right as of the Effective Date. It is expected that the Common Stock of Asia SuperNet Corporation will be listed on the OTC Bulletin Board and that it will trade under the symbol "PWSF". There are no assurances that the Company's Common Stock would trade after a reverse split at a price directly proportional to the price that the Common Stock traded at prior to the reverse split. In most cases, the public trading price of a security after a reverse split will be less than a price that is proportional to the price before the reverse split.

     Shareholders will have dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of Colorado and Delaware--Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Colorado Articles of Incorporation and the Bylaws of Asia SuperNet Corporation, copies of which are attached hereto as Annex I, II, and III, respectively.

     Principal Reasons for the Reincorporation. As the Company plans for the future, the Board of Directors and management believe that the lower costs of operating under Colorado corporate law will aid the Company during this transition period and in the future. The simplicity of Colorado's corporate law and the lower costs will enable the Company to concentrate its personnel and financial resources towards its new business strategy as opposed to dealing with the large regulatory system of Delaware and the high fees charged against Delaware corporations.

     No Change in the Name, Board Members, Business, Management, Employee Benefit Plans or Location of Principal Facilities of the Company. The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the Reincorporation) or location of the principal facilities of the Company. The Directors of the Company will become the Directors of Asia SuperNet Corporation. All stock options, warrants or other rights to acquire Common Stock will automatically be converted into an option or right to purchase the same number of shares of Asia SuperNet Corporation Common Stock at the same price per share, upon the same terms, and subject to the same conditions. The Company's other employee benefit arrangements will also be continued by Asia SuperNet Corporation upon the terms and subject to the conditions currently in effect.

     Anti-takeover Implications. Colorado, like many other states, permits a corporation to adopt a number of measures through amendment of its articles of incorporation or bylaws or otherwise, which measures are designed to reduce the corporation's vulnerability to unsolicited takeover attempts.

     Significant Differences Between the Asia SuperNet Corporation Articles of Incorporation and the Delaware Certificate of Incorporation. The Board of Directors believes that the following summary of the significant differences between the Asia SuperNet Corporation Articles of Incorporation and the Delaware Certificate of Incorporation is a fair one. It should be understood that it is merely a summary, does not purport to be complete and is qualified in its entirety by reference to the Articles of Incorporation and the Delaware Certificate of Incorporation.

     Change in Par Value. The Delaware Certificate of Incorporation currently authorizes the Company to issue up to 30,000,000 shares of Common Stock, par value $0.10 per share, and 25,000,000 shares of Preferred Stock, par value $5.00 per share. The Asia SuperNet Corporation Articles of Incorporation provide that Asia SuperNet Corporation will have 900,000,000 authorized shares of Common Stock, par value $0.001 per share, and 300,000,000 shares of preferred stock, $0.001 par value per share.

     Preferred Stock. Like the Delaware Certificate of Incorporation, the Asia SuperNet Corporation Articles of Incorporation provide that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the Board of Directors, without shareholder approval, could authorize the issuance of preferred stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Common Stock under either Colorado or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses. The Company has not issued any shares of preferred stock but intends to in relation to two transactions. See "The Company".

     Quorum. The Delaware Certificate of Incorporation and Bylaws provide that a majority of the shares entitled to vote at any meeting shall constitute a quorum. The Asia SuperNet Corporation Articles of Incorporation provide that one-third of the shares entitled to vote will constitute a quorum.

     Monetary Liability of Directors. The Delaware Certificate of Incorporation and the Asia SuperNet Corporation Articles of Incorporation both provide for the elimination of personal monetary liability of directors under certain circumstances. For a more detailed explanation of the foregoing, see "Significant Differences Between the CBCA and DGCL--Indemnification and Limitation of Liability."

     Loans to Officers and Employees. Under the CBCA, any loan or guaranty to or for the benefit of a director of the corporation as a "conflicting interest transaction" requires either: (i) approval of the majority of disinterested directors after disclosure of material facts, (ii) approval of the shareholders after disclosure of material facts, or (iii) that it be fair as to the corporation. In accordance with the DGCL, the Company may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

     Voting by Ballot. The Bylaws of Asia SuperNet Corporation provide, consistent with the CBCA, that the election of Directors at a shareholders' meeting shall be by ballot. Under the Bylaws of the Company, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Delaware Certificate of Incorporation provides that elections of directors need not be by ballot. As a result, the Delaware Certificate of Incorporation does not require election of directors by ballot, unless demanded by a shareholder of the Company, unlike the Bylaws of the Asia SuperNet Corporation.

     Compliance with the DGCL and the CBCA. Following the Meeting, if the Reincorporation Proposal is approved by the Shareholders, the Company will submit the Articles of Merger to the office of the Secretary of State of the State of Colorado and the Certificate of Merger to the office of the Secretary of State of the State of Delaware for filing.

     Significant Differences Between the CBCA and the DGCL. The CBCA and the DGCL differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which may materially affect the rights of the Shareholders, are as follows:

     Stockholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant Shareholders, more difficult. Under Section 203 of the DGCL certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of 15% or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing. For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to 10% or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder, (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer), or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66-2/3% of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on Nasdaq or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Company did not so elect. Section 203 may encourage any potential acquirer to negotiate with the Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the Company in which all stockholders would not be treated equally. Shareholders should note, however, that the application of
Section 203 to the Company confers upon the Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for the Company's securities over the then-current market price. Section 203 may also discourage certain potential acquirers unwilling to comply with its provisions. See "Stockholder Voting" herein.

     The CBCA does not have legislation similar to Section 203.

     Removal of Directors. Under the CBCA, unless the articles of incorporation of a corporation provide otherwise, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, if cumulative voting is in effect, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting, and any director elected by a voting group can only be removed by that voting group. Cumulative voting is prohibited by the Asia SuperNet Corporation Articles of Incorporation. Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the corporation's certificate of incorporation otherwise provides. The Delaware Certificate of Incorporation does not provide for a classified Board of Directors or for cumulative voting.

     Staggered Board of Directors. A staggered or classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. The CBCA permits a corporation to provide for a staggered board of directors by allowing for either all, or one-half or one-third of the board to be elected annually. Asia SuperNet Corporation has not adopted a classified board of directors. The DGCL permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many classes with staggered terms of office, with only one class of directors standing for election each year. The Delaware Certificate of Incorporation does not provide for a classified board of directors. The establishment of a classified board of directors following the Reincorporation would require the approval of the stockholders of Asia SuperNet Corporation.

     Indemnification and Limitation of Liability. Both the CBCA and the DGCL have similar provisions respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification.

     The Asia SuperNet Corporation Articles of Incorporation eliminate the liability of the Board of Directors to the fullest extent permissible under the CBCA. The CBCA does not permit the elimination of monetary liability for breach of fiduciary duty as a director where such liability is based on (i) breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) unlawful distributions, (iv) any transaction from which the director directly or indirectly derived an improper personal benefit, or (v) any act or omission occurring before the provision eliminating liability became effective.

     The Delaware Certificate of Incorporation eliminates the liability of Directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director to the fullest extent permissible under the DGCL, as such law exists currently or as it may be amended in the future. The limitations imposed on such a provision under the DGCL are substantially similar to the limitations imposed by the CBCA.

     The CBCA permits indemnification of a person made party to a proceeding because the person is or was a director against liability incurred in the proceeding if (i) the person conducted himself or herself in good faith and (ii) the person reasonably believed, in the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests, and in all other cases, that his or her conduct was at least not opposed to the corporation's best interests. Additionally, in the case of any criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, under the CBCA, a corporation may not indemnify a director in connection with a derivative action in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging that the director derived an improper personal benefit, and in which proceeding the director was adjudged liable on the basis that he or she in fact derived such improper personal benefit. Also, in a derivative action, indemnification is expressly limited to the reasonable expenses incurred in connection with the proceeding.

     Under the DGCL, a corporation may indemnify a director against all liability (including expenses) in an action other than a derivative action if the person conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation (without a distinction made, as in the CBCA, for actions taken in "official capacity"), and with respect to criminal actions, he or she had no reasonable cause to believe that his or her conduct was unlawful. In derivative actions, as under the CBCA, indemnification is limited to reasonable expenses incurred (and is subject to the same standard of conduct for non-derivative actions), with the additional restriction that if the director is adjudged liable to the corporation, the court deciding the proceeding must make the special determination that the director is entitled to indemnification of expenses notwithstanding such adverse adjudication because such person is fairly and reasonably so entitled in view of all the circumstances. By comparison, under the CBCA, if a corporation elects not to indemnify a director against expenses incurred in connection with a derivative action because the director was found not to have acted within the requisite standard of conduct, a court may nevertheless award expenses if the court determines the director is fairly and reasonably entitled to indemnification in light of all of the circumstances.

     Under both the CBCA and the DGCL, officers, employees and agents (as well as fiduciaries, under the CBCA) may be indemnified to the same extent as directors.

     Under both the CBCA and the DGCL, a corporation must indemnify the person made party to a proceeding because such person was a director against expenses (including attorney's fees) where such person is successful on the merits or otherwise in defense of such proceeding. Though, under the CBCA, this mandatory indemnification may be limited by the articles of incorporation, the Asia SuperNet Corporation Articles of Incorporation contain no such limitation. Also, under the DGCL, this mandatory indemnification is extended to persons made party to a proceeding because such person was an officer, employee or agent of the corporation; under the CBCA, the mandatory indemnification of expenses, as may be further limited by the articles of incorporation, is only extended to officers of the corporation.

     Under the DGCL, the corporation may advance the expenses incurred by a director in connection with proceedings prior to a final adjudication if the director executes an undertaking to repay such amounts if it is ultimately determined that the director is not entitled to indemnification. The board of directors may set other terms and conditions for the advance of expenses on behalf of employees and agents. Under the CBCA, in addition to the undertaking referred to above (which must be an unlimited general obligation of the director, but need not be secured), the director must furnish a written affirmation of the director's good faith belief that he or she has met the requisite standard of conduct heretofore described.

     Under both the DGCL and the CBCA, a "determination" must be made, based on the facts then known to those making the determination, that indemnification would not be precluded under applicable law. The "determination" is made by the affirmative vote a majority of directors not party to the subject proceeding, by independent legal counsel, or by the shareholders. The CBCA allows for a determination by a committee where no quorum of non-party directors can be reached; the DGCL does not require a quorum of non-party directors. Under the CBCA, the determination is made by stockholders only if the board directs, or cannot approve because of a lack of non-party directors; there is no such limitation on stockholder approval under the DGCL. The "determination" must be made in advance of indemnification and advancement of expenses under the CBCA; however, no prior determination is required for the advancement of expenses under the DGCL.

     The DGCL and CBCA both authorize a corporation's purchase of insurance on behalf of directors, officers, employees and agents, regardless of the corporation's statutory authority to indemnify such person directly. The CBCA specifically allows such insurance to be purchased from a company in which the corporation has equity or other interests.

     Under the CBCA, a corporation can indemnify officers, employees, fiduciaries and agents (but not directors) to a greater extent than provided in the CBCA, subject to public policy concerns, if such rights are set forth in the articles of incorporation, bylaws, or board of director or stockholder resolution, or by contract, though the Company does not provide such greater indemnification. The CBCA does not provide for extended indemnification of directors. By contrast, under the DGCL, a director's rights to indemnification are not limited to those set forth in the DGCL, and may be expanded by bylaw, agreement, common law, or otherwise, though limitations could be imposed by a court on grounds of public policy.

     Reduction of Capital. The DGCL provides that a corporation may reduce its capital in a variety of specified methods, including: by reducing or eliminating the capital represented by shares of capital stock which had been retired; by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock, some or all of the capital represented by the shares being purchased or redeemed or any capital that has not been allocated to any particular class of its capital stock; by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock, some or all of the capital represented by the shares being converted or exchanged, or some or all of any that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange; or by transferring to surplus
(i) some or all of the capital not represented by any particular class of its capital stock, (ii) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares, or (iii) some of the capital represented by the issued shares of its capital stock without par value.

     The foregoing may be conducted without the approval of the corporation's stockholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The CBCA, contains no directly corresponding provision. The statutory scheme for capitalization of Colorado corporations differs from the DGCL statute in that concepts such as "capital" and "surplus" are not addressed under the CBCA statute. The effect of this difference is not material to the rights of the stockholders.

     Dividends and Repurchase of Shares. The CBCA dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under the DGCL.

     Under the CBCA, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential liquidation rights of stockholders not receiving the distribution.

     The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchases its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     Stockholder Voting. Under the DGCL and pursuant to the Asia SuperNet Corporation Articles of Incorporation, as permitted by the CBCA, a majority of the stockholders of both acquiring and target corporations must approve any statutory merger, except in certain circumstances substantially similar under both the CBCA and the DGCL.

     Also, under the DGCL and pursuant to the Articles of Incorporation, as permitted by the CBCA, a sale of all or substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, the CBCA also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, the DGCL generally does not require class voting, except in certain transactions involving an amendment to a corporation's certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under the DGCL for companies, which have more than one class of shares outstanding.

     Interested Director Transactions. Under both the CBCA and the DGCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the CBCA and the DGCL. The most significant difference between the DGCL and the CBCA is that under the CBCA, a corporation cannot rely on ratification or authorization of a disinterested board of directors regarding a loan or guaranty benefiting a director unless the stockholders have been given at least ten days written notice. The Company is not aware of any plans of the Board of Directors to propose, authorize, or ratify any such transaction for which notice would be required under the CBCA, but not under the DGCL.

     Stockholder Derivative Suits. The CBCA provides that the corporation or the defendant in a derivative suit may require the plaintiff shareholder to furnish a security bond if the shareholder holds less than 5% of the outstanding shares of any class and such shares have a market value of less than $25,000. The DGCL does not have a similar bonding requirement.

     Appraisal Rights. Under both the CBCA and the DGCL, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Appraisal rights are available in response to similar transactions under both the CBCA and the DGCL, except that under the CBCA, appraisal rights are also available to a shareholder in the event of (i) a share exchange to which the corporation is a party as the corporation whose shares will be acquired (a transaction not specifically authorized by the DGCL), (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation or an entity which the corporation controls if a vote of the shareholders is otherwise required, and (iii) a reverse stock split if the split reduces the number of shares owned by the shareholder to a fraction of a share or to scrip and such fraction or scrip is to be acquired for cash or voided pursuant to the statutory procedure available under the CBCA.

     In addition, there are differences in the timing of payments made to dissenting shareholders, the ability of a court to award attorneys' fees, and the manner of determining "fair value" which may make the CBCA more favorable from a shareholder's point of view.

     Under both the DGCL and the CBCA, stockholders (i) receive prior notice of their rights to dissent, (ii) must deliver their notice of dissent prior to the corporate action given rise to dissenter's rights, and (iii) will receive notice from the corporation of the effectiveness of the corporate action within ten days. Other procedural differences between the CBCA and DGCL may be viewed as more favorable to a dissenting stockholder.

     Under the DGCL, a dissenting stockholder has 120 days to obtain from the corporation a settlement of the fair value of his or her shares. If no settlement is reached at that time, the stockholder may petition the Delaware Court of Chancery to determine the fair value of the shares, after which the corporation will be instructed to pay to the dissenting stockholder the fair value, as determined. The court costs will be allocated among the corporation and dissenting stockholders, as equitable, and the legal fees for dissenting stockholders who prosecute their claims may be spread among the dissenting stockholders as a group. Finally, in determining "fair value" the Delaware Court of Chancery is required to consider all relevant factors, and to include interest, but is statutorily prohibited from including "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights.

     In contrast, under the CBCA, a dissenting shareholder may make a demand no later than 30 days following the notice from the corporation of the maturity of his or her appraisal rights. Upon receipt of such demand (or the effective date of the transaction, whichever is later), the corporation must pay each dissenter who has properly followed the procedure set forth in the CBCA an amount which the corporation estimates to be the fair value of the dissenter's shares, plus interest. In addition, the corporation must also deliver, among other things, financial statements, a statement of the estimate of fair value, and an explanation of how interest was calculated. If the dissenting shareholder is dissatisfied with this offer, such dissenting stockholder may then, within 30 days, keep the payment, but reject the corporation's calculation of fair value and present a counter-offer. If the corporation does not agree with the dissenting shareholder's counter-offer, the corporation is forced to commence an appraisal proceeding. A court will then determine the fair value of the dissenter's shares, taking into consideration all relevant factors. The court can also assess legal fees not only among the class of dissenters as under the DGCL law, but against the corporation if it is determined that it is equitable to do so and that the corporation did not substantially comply with the procedures set forth in the CBCA. Legal fees and expenses may also be awarded to any party if the opposing party is found to have acted arbitrarily, vexatiously or not in good faith. Unlike the DGCL, the CBCA does not specifically prohibit the court from taking into effect any appreciation in the fair value of the shares attributable to the "accomplishment or expectation" of the transaction giving rise to dissenter's rights.

     Other than Proposals Two and Three, the Company does not presently intend to take any action, which would give rise to dissenter's rights. However, should such a transaction occur, the provisions under the CBCA may be viewed more favorable to a shareholder than the provisions under the DGCL.

     Dissolution. Under the CBCA, dissolution may be authorized by the adoption of a plan of dissolution by the board of directors, followed by the recommendation of the proposal to the shareholders (unless because of a conflict of interest or other circumstances the board determines it cannot make any recommendation), then followed by the approval of shareholders entitled to vote thereon. The CBCA provides for the approval by a majority of each voting group entitled to vote thereon. The CBCA also provides for judicial dissolution of a corporation in an action by a shareholder upon a showing that (i) the directors are deadlocked in management, the shareholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock, (ii) the directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive, or fraudulent, (iii) the shareholders have been deadlocked over two annual meetings in the election of directors, or (iv) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state. Under the DGCL, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. The Delaware Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of the Company that had previously been approved by its Board of Directors. The DGCL provides for dissolution by operation of law for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

     Action by Consent. Under the CBCA, unless the articles of incorporation require that a particular action is taken at a meeting of shareholders, any action to be taken by shareholders may be taken instead by the unanimous written consent of all shareholders entitled to vote thereon. Under the DGCL, action in lieu of a meeting is also allowed. However, under the DGCL law, the action may be taken by the written consent of only those stockholders required to vote in favor of the action. Those stockholders not executing written consents (and who would otherwise be entitled to notice of a meeting at which such action would have otherwise taken place) must receive prompt written notice of the action taken.

     Special Meetings. The DGCL provides that a special meeting of the stockholders may be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting. Stockholders, under the DGCL, do not have a right to call a special meeting unless it is conferred in the corporation's certificate of incorporation or bylaws. Neither the Certificate of Incorporation nor the Bylaws of the Company allow for special meetings to be called by stockholders.

     Other. The foregoing is an attempt to summarize the more important comparisons between the corporation laws of the two states and does not purport to be a complete listing of differences in the rights and remedies of holders of shares of Colorado, as opposed to Delaware, corporations. Such differences can be determined in full by reference to the CBCA and the DGCL. In addition, both the CBCA and the DGCL provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the articles of incorporation or bylaws of a corporation. The Certificate of Incorporation and Bylaws of the Company and the Asia SuperNet Corporation Articles of Incorporation and Bylaws materially modify the rights of shareholders which are generally provided under the CBCA and the DGCL in the areas of cumulative voting and preemptive rights of shareholders, required shareholder vote on certain matters and indemnification obligations of a corporation to its directors, officers and agents, and the material differences in that regard between them have been described above. See "Comparisons Between the Asia SuperNet Corporation Articles of Incorporation and the Delaware Certificate of Incorporation."

     Conditions to Effectiveness of the Reincorporation. The effectiveness of the Reincorporation is subject to approval of the Reincorporation Proposal by the requisite number of the Shareholders.

     Certain Federal Income Tax Consequences. The following is a summary of the material anticipated federal income tax consequences of the Reincorporation to Shareholders. This summary is based on the federal income tax laws as now in effect and as currently interpreted. This summary does not take into account possible changes in tax laws or interpretations thereof, after the date hereof, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have a retroactive effect. This summary does not purport to address all aspects of the possible federal income tax consequences of the Reincorporation and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to Shareholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (for example, life insurance companies, financial institutions, tax-exempt organizations regulated investment companies and foreign taxpayers). The summary does not address any consequences of the Reincorporation under any state, local, or foreign income and other tax laws.

     No ruling will be obtained from Internal Revenue Service regarding the federal income tax consequences to the Company or the Shareholders as a result of the Reincorporation.

     If approved by the Shareholders and effected, the Reincorporation will qualify as a "recapitalization," as described in Section 368(a)(1)(F) of the Code and the following consequences should generally result:

     o no gain or loss should be recognized by the Shareholders, the Company or Asia SuperNet Corporation as a result of the Reincorporation;

     o the aggregate tax basis of the Asia SuperNet Corporation Common Stock received by each Shareholder in the Reincorporation should be equal to the aggregate tax basis of the Common Stock surrendered by such Shareholder in exchange therefor; and

     o the holding period of the Asia SuperNet Corporation Common Stock received by each Shareholder should include the period for which such Shareholder held the Common Stock surrendered in exchange therefor, provided that such Common Stock was held by such Shareholder as a capital asset as of the effective date of the Reincorporation.

     Each Shareholder is encouraged to consult its own tax advisor regarding the specific tax consequences of the Reincorporation to such Shareholder, including the application and effect of federal, state, local and foreign income, and other tax laws.

     Vote Required; Appraisal Rights; Recommendation of the Board of Directors. In order to effect the Reincorporation Proposal, the requisite number of Shareholders must approve the Merger Agreement. The approval of the Merger Agreement requires, under Sections 252 and 251 of the DGCL and the Asia SuperNet Corporation Articles of Incorporation, that a quorum exist and that a majority of the Company's outstanding Common Stock vote in favor of the Reincorporation Proposal. Pursuant to Section 262 of the DGCA, stockholders of the Company have appraisal rights available with respect to this proposal A copy of this section is attached to this Proxy Statement as Exhibit A. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the Company, before the taking of the vote on this proposal, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the Company of the identity of the stockholder and that the stockholder intends to demand the appraisal of such stockholder's shares. A proxy or vote against the proposal shall not constitute such a demand.

     The  Board  of  Directors   recommends  that  you  vote  in  favor  of  the
Reincorporation Proposal. In the absence of instructions to the contrary, proxies solicited in connection with this proxy statement will be so voted. ------------ of the votes cast on this proposal are required for approval of the proposal.

                              PROPOSAL NUMBER THREE

                            SUBSIDIARY SALE PROPOSAL

     On January 18, 1999, the Company entered into an agreement to sell substantially all of its subsidiaries, and, as a result, all of its assets, to SAR Trading Limited. This agreement, as amended, is attached as Exhibit B to this Proxy Statement. SAR is engaged in the business of investment holdings. Its principal executive offices are located at Tropic Isle Building, P.O. Box 438, Road Town, Tortola, British Virgin Islands and its telephone number is :
852-2258- 6888. SAR is a company wholly owned by Fai H. Chan, an officer, director and shareholder of the Company. As consideration for the subsidiaries, SAR has agreed to assume $4,838,000 of certain liabilities of the subsidiaries.

     The subsidiaries of the Company and their principal business are as follows:

     o Vancouver Hong Kong Properties Limited, a Canadian corporation engaged in the business of property investments.

     o Heng Fai Management Inc., a British Virgin Islands corporation engaged in the business of management.

     o Heng Fai China & Asia Industries Limited, a Hong Kong corporation engaged in the business of investment holdings.

     o Heng Fai China Industries Limited, a Hong Kong corporation engaged in the business of investment holdings.

     o Worldwide Container Company Limited, a Hong Kong corporation engaged in the business of investment holdings.

     o Heng Fai China Industries Acquisition Limited, a Hong Kong corporation is not currently engaged in business.

     o Greatly Hong Kong Limited, a Hong Kong corporation engaged in the business of investment holdings.

     o    Changhou  Min You Cement Co.,  Ltd.,  a  corporation  organized in the
          People's   Republic  of  China  engaged  in  the  business  of  cement manufacturing.

     The debt payable to SAR will be in the following form:

     o $1,000,000 note convertible into the Company's Common Stock at a conversion price of $0.05 per share; and

     o $2,472,722 non-interest bearing note convertible into the Company's Common Stock (at the average trading price of the Company's Common Stock) upon seven days' prior notice to SAR (convertible only in increments of $250,000 or more).

     The Company executed the SAR Agreement because management desires to purge its balance sheet of its liabilities and to refocus the operations of the Company away from the operations of its subsidiaries and towards Internet based operations.

     If the SAR Agreement is approved by the shareholders the transfer of the subsidiaries will be treated under purchase accounting rules.

     At December 31, 1998, the unaudited pro forma effect carrying out the SAR agreement as if they had occurred on that date and assuming all notes are converted into common stock is summarized as follows:


                                   June 30,                         June 30,
                                     1999          Pro forma          1999
                                   (actual)      adjustments       (pro forma)
                                   --------      -----------       -----------

Total assets ................   $ 1,568,210    $   168,871 (1)   $   371,803

                                                (1,365,278)(2)
                                 ==========     ==========        ==========

Total current liabilities ...   $ 4,670,442    $(4,488,781)(1)   $   181,661


Mortgage loans ..............       727,096       (727,096)(1)          --
payable

Notes payable ...............          --        3,837,550(1)      2,472,272
                                                (1,365,278)(2)
                                 ----------     ----------        ----------
Total liabilities ...........     5,397,538     (2,743,605)        2,653,933
                                 ----------     ----------        ----------
Shareholders' deficit .......   $(3,829,328)     1,546,748(1)    $(2,282,580)
                                 ==========     ==========        ==========

     (1) To reflect the effect of the sale of all the interests in majority of its subsidiaries by way of the assumption of the liabilities and the effect of the issuance of the note payable and the conversion of the $1,000,000 note into 20,000,000 common shares of the Company.

     (2) To reflect the effect of setting off the amounts due from related parties of $1,365,278 with the $3,838,000 note payable. The amounts due from related parties arise from the de-consolidation of the subsidiaries sold and represented intercompany receivables.

     The sale of the subsidiaries to SAR effectively eliminates all activity of the Company and accordingly, all revenue and expense amounts. The pro forma statement of operations for the Company would reflect zero balances for all significant line items. Therefore, the pro forma statement of operations has not been presented.

     The Board of Directors recommends a vote in favor of the approval of the Subsidiary Sale Proposal. In the absence of instructions to the contrary, proxies solicited in connection with this proxy statement will be so voted. of the votes cast on this proposal are required for approval of the proposal.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of Deloitte Touche Tohmatsu, the Company's principal independent accountants for the three fiscal years ended December 31, 1998, are not expected to be present at the Meeting.


                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting of the Company's stockholders must be received by the Company within a reasonable time prior to the mailing of the proxy statement for such Meeting but no later than _____________, 1999.

     Proxies that confer discretionary authority will not be able to be voted on stockholder proposals which stockholders do not request be included in the Company's proxy statement to be used in connection with the Company's next Annual Meeting of Stockholders if by ___________, 2000, the stockholder provides the Company with advance written notice of such proposal. Therefore, if a stockholder fails to so notify the Company of such a stockholder proposal by ___________, 2000, proxies that confer discretionary authority will be able to be voted when the proposal is presented at the next Annual Meeting of Stockholders.


                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             ROBERT H. TRAPP, SECRETARY

Denver, Colorado
__________, 1999

                                    EXHIBIT A

                                    EXHIBIT B

                        AMENDMENT TO ASSET SALE AGREEMENT

     This first amendment to the January 18, 1999 Asset Sale Agreement between Powersoft Technologies, Inc., Vendor, and SAR Trading Limited, Purchaser, is made and entered into this 18th day of June, 1999 by and between:

         POWERSOFT TECHNOLOGIES, INC.
         1088-650 West Georgia Street
         PO Box 11586
         Vancouver, B.C.
         Canada  V6B 4N8

         (hereinafter "Vendor")

         AND

         SAR TRADING LIMITED
         Tropic Isle Building
         P.O. Box 438
         Road Town, Tortola
         British Virgin Islands

         (hereinafter "Purchaser")

                                    RECITALS

A. The original January 18, 1999 agreement (Original Agreement) is attached hereto as Exhibit A and is incorporated herein by reference.

B.   Vendor and Purchaser desire to amend the Original Agreement.

NOW THEREFORE, the parties hereto agree as follows:

     1. The Vendor shall, and does hereby, sell 100% of its VHKP, HFCA, HFCI, HFCIA, HFM, WCC and GHK shares to the Purchaser. In consideration of the Purchaser's assumption of liabilities totaling U.S. $3,472,722.00 from the Vendor subsidiaries, namely VHKP, HFCA, HFCI, HFCIA, HFM, WCC and GHK, the Vendor hereby agrees to issue two notes payable to the Purchaser for a total of U.S. $3,472,722.00.

     a. Note I shall be for U.S.$1,000,000.00, to be converted into shares at $0.05 (five cents) per share immediately upon receipt.

     b. Note II shall be for U.S. $2,472,722.00. This amount represents $3,838,000.00 payable by Vendor to Purchaser, (as agreed upon in the original Asset Sale Agreement dated January 18, 1999), less $1,365,278.00, which has since become payable by Purchaser to Vendor as the result of an assignment agreement attached hereto as Exhibit B.

     c. Note II shall be non-interest bearing and can be convertible into the Vendor share at fifteen trading days average price at the option of the Vendor by giving seven trading days notice in writing to the Purchaser. The Note can be converted at a minimum of $250,000.00 per conversion.

     2. The Vendor warrants to the Purchaser that, at the time of closing, the liability will not exceed U.S.$3,472,722.00.

IN WITNESS WHEREOF the Parties hereto execute this amendment, which shall be effective as of the 18th day of June, 1999.


POWERSOFT TECHNOLOGIES, INC.

/s/ Robert H. Trapp
-------------------------------------
Robert H. Trapp, Director
POWERSOFT TECHNOLOGIES, INC.


SAR TRADING LIMITED

/s/ Fai H. Chan
-------------------------------------
Fai H. Chan, Director
SAR TRADING LIMITED

                              ASSIGNMENT AGREEMENT

     This ASSIGNMENT AGREEMENT between Mr. Fai H. Chan and SAR Trading Limited, is made and entered into this 18th day of June, 1999 by and between:

         FAI H. CHAN
         President, SAR TRADING LIMITED
         Tropic Isle Building
         P.O. Box 438
         Road Town, Tortola
         British Virgin Islands

         (hereinafter "Assignor")

         AND

         SAR TRADING LIMITED
         Tropic Isle Building
         P.O. Box 438
         Road Town, Tortola
         British Virgin Islands

         (hereinafter "Assignee")

         AND

         POWERSOFT TECHNOLOGIES, INC.
         1088-650 West Georgia Street
         PO Box 11586
         Vancouver, B.C.
         Canada  V6B 4N8

         (hereinafter "Creditor")







THE PARTIES HERETO AGREE AS FOLLOWS:

1. The Assignor has heretofore owed a debt of $1,365,278.00 to Powersoft Technologies, Inc., (hereinafter "Creditor"), whose address is 1088-650 West Georgia Street, Vancouver, British Columbia V6B 4N8.

2.   Assignor hereby assigns the $1,365,278.00 liability to Assignee.

3. Assignee accepts said assignment, including all the terms of the original contract between Creditor and Assignor, which contract is incorporated herein by reference.

4.   Creditor agrees to said assignment.

IN WITNESS WHEREOF the Parties hereto execute this assignment agreement, which shall be effective as of the 18th day of June, 1999.



         /s/ Fai H. Chan
         -------------------------------------
         Fai H. Chan, President
         SAR TRADING LIMITED



         /s/ Fai H. Chan
         -------------------------------------
         Fai H. Chan, Director
         SAR TRADING LIMITED



         /s/ Robert H. Trapp
         -------------------------------------
         Robert H. Trapp, Director
         POWERSOFT TECHNOLOGIES, INC.

                     AGREEMENT TO CANCEL MANAGEMENT CONTRACT

     This Agreement is made and entered into this 18th day of June, 1999 by and between:

         POWERSOFT TECHNOLOGIES, INC.
         1088-650 West Georgia Street
         P.O. Box 11586
         Vancouver, B.C.
         Canada  V6B 4N8

                  AND

         HENG FAI  MANAGEMENT, INC.
         10TH  Floor, Lippo Protective Tower
         231-235 Gloucester Road
         Wanchai, Hong Kong


THE PARTIES hereby agree to cancel the management contract entered into on November 1, 1996 by and between the owners of Powersoft Technologies, Inc., and Heng Fai Management, Inc., pursuant to which Powersoft Technologies, Inc. was required to pay U.S.$500,000.00 per year to Heng Fai Management, Inc.

This agreement shall be effective as of June 18, 1999.

         POWERSOFT TECHNOLOGIES, INC.


         /s/ Robert H. Trapp
         -------------------------------------
         Robert H. Trapp, Director


         SAR TRADING LIMITED


         /s/ Fai H. Chan
         -------------------------------------
         Fai H. Chan, Director

                                      PROXY

                           POWERSOFT TECHNOLOGIES INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD 15, 1999


     The undersigned hereby constitutes and appoints Fai H. Chan and Robert H. Trapp, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.01 par value common stock ("Common Stock") of
Powersoft Technologies Inc. (the "Company") at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of eVision USA.Com, Inc., One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on ____________, 1999, at 10:00 a.m. Mountain Time, and at all
adjournment(s) thereof for the following purposes:

     (1) Election of Directors;

         [  ]  FOR THE DIRECTOR               [  ] WITHHOLD AUTHORITY TO VOTE
               NOMINEES LISTED BELOW               FOR ALL NOMINEES LISTED
               (EXCEPT AS MARKED TO
               THE CONTRARY BELOW)

          INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                    Fai H. Chan
                    Robert H. Trapp

     (2) reincorporate the Company by changing the state of incorporation from Delaware to Colorado by the adoption of a Plan and Agreement of Merger pursuant to which the Company will effectuate a 30 to 1 reverse split of its common stock and will be merged with and into Asia SuperNet Corporation, a Colorado corporation, which is a wholly owned subsidiary of the Company formed specifically for the purpose of the reincorporation and which shall be the surviving corporation;

     (3) approve an agreement between the Company and SAR Trading Limited ("SAR"), a company wholly owned by Fai H. Chan, an officer, director and majority stockholder of the Company, whereby the Company agreed to sell and SAR agreed to purchase all of the operating subsidiaries of the Company in consideration for which the Company agreed to issue SAR $3,472,272 of convertible debt net of related party accounts receivable of $1,365,278; and

     (4) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE ELECTION OF THE DIRECTORS AND FOR THE OTHER ITEMS LISTED ABOVE.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and Annual Report to Stockholders furnished therewith.


                                      Dated and Signe

                                      ------------------------------------, 1999

                                      ------------------------------------------

                                      ------------------------------------------

                                      Signature(s) should agree with the name(s)
                                      stenciled        hereon.        Executors,
                                      administrators,   trustee,  guardians  and
                                      attorneys should so indicate when signing.
                                      Attorneys    should   submit   powers   of
                                      attorney.